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                           PACIFIC HORIZON FUNDS, INC.
                                 (THE "COMPANY")
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                           SHORT-TERM GOVERNMENT FUND


                                  JULY 30, 1996
                               AS REVISED THROUGH
                                JANUARY 31, 1997

                                TABLE OF CONTENTS



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
         THE COMPANY.................................................................  2
         INVESTMENT OBJECTIVE AND POLICIES...........................................  2
         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................. 14
         ADDITIONAL INFORMATION CONCERNING TAXES..................................... 21
         MANAGEMENT.................................................................. 24
         PERFORMANCE INFORMATION..................................................... 38
         GENERAL INFORMATION......................................................... 43
         FINANCIAL STATEMENTS........................................................ 53
         APPENDIX A..................................................................A-1
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         This Statement of Additional Information applies to the A Shares of the
Pacific Horizon Short-Term Government Fund (the "Fund") of the Company. This
Statement of Additional Information is meant to be read in conjunction with the
Prospectus dated July 30, 1996, as it may from time to time be revised (the
"Prospectus"), and is incorporated by reference in its entirety into the
Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in A Shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus relating to the Fund may be obtained by calling Concord Financial Group, Inc. at 800-332-3863.
Capitalized terms used but not defined herein have the same meaning as in the
Prospectus.


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                                   THE COMPANY

                  The Company was organized on October 27, 1982 as a Maryland corporation. The Fund commenced operations on August 2, 1996 by offering a single series of shares known as A Shares.

                  The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                        INVESTMENT OBJECTIVE AND POLICIES

                  The Prospectus describes the investment objective of the Fund. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus.

PORTFOLIO TRANSACTIONS
----------------------

                  The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

                  Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Fund.

                  There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the Fund are normally principal transactions without brokerage commissions.

                  In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best

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overall terms available. The Investment Advisory Agreement between the Fund and
Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Board, to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund or the Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

                  It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or the Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                  Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company, the Fund and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company and the Fund. In connection with its investment management services with respect to the Fund, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, the Fund, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.


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                  The Fund may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government, its agencies, instrumentalities or sponsored enterprises directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors of the Company, believes such practice to be in the interest of the Fund.

                  To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

                  The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Company as of the close of its most recent fiscal year. As of February 29, 1996: (a) the Treasury Fund held the following securities, Repurchase Agreement with Dean Witter, Reynolds, Inc. in the principal amount of $130,000,000; Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $375,000,000; Repurchase Agreement with Merrill Lynch & Co., Inc. in the principal amount of $130,000,000; and Repurchase Agreement with Morgan Stanley, Inc. in the principal amount of $130,000,000; (b) the Government Fund held the following securities, Repurchase Agreement with Morgan Stanley Group in the principal amount of $20,000,000; (c) the Prime Fund held the following securities, Merrill Lynch & Co., Inc. commercial paper in the principal amount of $50,000,000; Bear Stearns Cos., Inc. monthly variable rate obligation in the principal amount of $100,000,000; Merrill Lynch & Co., Inc. monthly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. quarterly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. quarterly variable rate obligation in the principal amount of $50,000,000; Dean Witter Discover & Co. quarterly variable rate obligation in the principal amount of $50,000,000; Goldman Sachs Group L.P. master note in the principal amount of $220,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $200,000,000, Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $105,000,000; Repurchase Agreement with Morgan Stanley Group, Inc. in the principal amount of $105,000,000; Repurchase Agreement with Morgan Stanley Group, Inc. in the principal amount of $105,000,000; (d) the U.S. Government Securities Fund held the following securities, Merrill Lynch & Co., Inc. commercial paper in the principal amount of $3,000,000; (e) the Corporate Bond master portfolio held the following securities, Goldman Sachs Group LP corporate obligation in the principal amount of $1,500,000; and Lehman Brothers corporate obligation in the

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principal amount of $1,000,000; (f) the Intermediate Bond master portfolio held the following securities, Morgan Stanley Group medium term note in the amount of $2,000,000 and Merrill Lynch Mtg. Inv. Inc. $16,000; (g) the Blue Chip master portfolio held the following securities, Dean Witter common stock in the principal amount of $2,821,875; and (h) the Asset Allocation master portfolio held the following securities, Dean Witter common stock in the principal amount of $1,085,750; Lehman Brothers corporate obligations in the principal amount of $1,000,000; Morgan Stanley Group medium term note in the principal amount of $1,500,000; Merrill Lynch & Co., Inc. collateralized mortgage obligation in the principal amount of $8,000; and Merrill Lynch commercial paper in the principal amount of $3,500,000.

                  Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Lehman
Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION
------------------------------------------------------------------------

                  The following discussion supplements the descriptions of such investments in the Prospectus.

         REPURCHASE AGREEMENTS. The Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days are considered illiquid investments and investments in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the net assets of the Fund. Although securities subject to a repurchase agreement may bear maturities exceeding ten years, the Fund intends to only enter into repurchase agreements having maturities not exceeding 60 days. The Fund is not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or sub-custodian or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the

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investment adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         U.S. GOVERNMENT OBLIGATIONS. The Fund makes investments in U.S. Government obligations. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years.

         WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may agree to purchase securities on a "when-issued," and "forward commitment" or "delayed settlement" basis. When the Fund agrees to purchase securities on a "when-issued," forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Fund will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund does not intend to engage in these transactions for speculative purposes but primarily in order to hedge against anticipated changes in interest rates. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of the Fund's assets.

                  The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

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                  When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         FUTURES. The Fund may purchase and sell futures contracts on U.S. Government Securities, mortgage-related securities and Euro-dollar securities (as well as purchase related options). A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. The Fund may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis.

                  Successful use of futures contracts by the Fund is subject to Bank of America's ability to predict correctly movements in the direction of interest rates. There are several risks in connection with the use of futures contracts by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures

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contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

                  It is also possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be

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entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                  OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on a futures contract will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

                  The Fund will engage in the purchase and sale of futures contracts and options on such futures contracts primarily to hedge its portfolio against changes in interest rates. The Fund may buy adjustable rate mortgage securities ("ARMs") which frequently have embedded caps which limit how high the interest rates of the ARMs may rise over periods of time. In order to hedge against changes in market value caused by the embedded caps in the ARMs, the Fund may engage in futures and related options contracts.

                  For additional information concerning Futures and options thereon, please see Appendix A to this Statement of Additional Information.

                  MORTGAGE-RELATED SECURITIES. The Fund may purchase mortgage-backed securities that are secured by entities, including but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

                  There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full

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faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

                  Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC

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Certificates in various ways. In certain structures (known as "sequential pay"
CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

                  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


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



                  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

ADDITIONAL INFORMATION
----------------------

                  The investment adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by the Fund. The Fund may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by the Fund).

OTHER INVESTMENT LIMITATIONS
----------------------------

         The investment objective of the Fund is fundamental. The Prospectus for the Fund sets forth certain fundamental policies that may not be changed with respect to the Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "GENERAL INFORMATION - Miscellaneous"). The following is a complete list of fundamental policies which may not be changed for the Fund without such a vote of shareholders.

                  THE FUND MAY NOT:

                  1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation; provided that all of the assets of the Fund may be invested in another investment company.

                  2. Underwrite the securities of other issuers, provided that all of the assets of the Fund may be invested in another investment company.

                  3. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, invest in securities and instruments guaranteed by agencies or instrumentalities of the U.S. Government, and securities issued by companies which invest in real estate or interests therein.

                  4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

                  5. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs. This restriction shall not apply to securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs, or to futures contracts or options on futures contracts.

                  6. Purchase securities of other investment companies to the extent prohibited by the 1940 Act.

                  7. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies or instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

                  8. Purchase securities of any issuer if as a result it would own more than 10% of the voting securities of such issuer; provided that all of the assets of the Fund may be invested in another investment company.

                  9. Borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the 1940 Act), provided that the Fund may borrow from banks for temporary purposes in an amount not exceeding 10% of the value of the total assets of the Fund; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or (b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

                  10. Make loans, except investments in debt securities and repurchase agreements.

                      *               *               *

                  If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus. Additional information is contained below.

                  Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the Board. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

                  A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Board.

SUPPLEMENTARY PURCHASE INFORMATION
----------------------------------

                  For the purpose of applying the Right of Accumulation or Letter of Intent privileges available to certain shareholders as described in the Prospectus, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for the Fund's Exchange Privilege.

                  The computation of the hypothetical offering price per share of an A Share for the Fund based on the value of the Fund's net assets on August 31, 1996 and the Fund's A Shares outstanding on such date is as follows:


                           SHORT-TERM GOVERNMENT FUND

                                                                   A SHARES
                                                                   --------

      Net Assets                                                  $2,958,856

      Outstanding Securities                                         296,406

      Net Asset Value Per Share                                        $9.98

      Sales Load, 4.50 percent
      of offering price (4.71 percent
      of net asset value per share)                                    $0.47

      Maximum Offering Price to Public                                $10.45

SUPPLEMENTARY REDEMPTION INFORMATION
------------------------------------

                  Shares in the Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge on A Shares subject to the Large Purchase Exemption) will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading hours on such Exchange on the next day on which shares of the Fund are priced and the proceeds (less any applicable contingent deferred sales charge on A Shares subject to the Large Purchase Exemption) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge on A Shares subject to the Large Purchase Exemption) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

                  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909. Such request must be signed by each shareholder, with each signature guaranteed as described in the Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION
-------------------------------------------------

                  IN GENERAL. As described in the Prospectus, A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days.

                  A Shares in the Fund are sold with a sales load, except for such exemptions as noted in the Prospectus. A Shares which are subject to the Large Purchase Exemption are subject to a contingent deferred sales charge. The contingent deferred sales charge discussed under the Large Purchase Exemption does not apply to A Shares under the Daily Advantage(R) or Advantage Plus(TM) Programs. These exemptions to the imposition of a sales load on A Shares are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. A Shares are also subject to a shareholder servicing fee. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

                  Persons or organizations wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

                  Initial purchases of shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

                  The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. A Shares subject to the Large Purchase Exemption liquidated by the Transfer Agent as fees for custodial services to IRA accounts will not be subject to the contingent deferred sales charge. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

                  For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

                  EXCHANGE PRIVILEGE. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their shares for like shares of another investment portfolio in the Pacific Horizon Family of Funds or for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

                  Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. A Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for other A Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of Time Horizon Funds.

         B. A Shares subject to the Large Purchase Exemption acquired pursuant to an exchange transaction will continue to be subject to any applicable contingent deferred sales charge. However, A Shares subject to the Large Purchase Exemption that have been acquired through an exchange of A Shares may be exchanged for other A Shares or for like shares of Time Horizon Funds without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of A Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         C. A Shares of any investment portfolio in the Pacific Horizon Family of Funds or like shares of the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. A Shares purchased with a sales load or issued in connection with an exchange transaction involving A Shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load A Shares of any other investment portfolio within 90 days of your redemption trade date. To accomplish an exchange transaction under the provisions of this paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         D. A Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds that is offered without a sales load.

         E. A Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for A Shares in any other portfolio in the Pacific Horizon Family of Funds.

                  Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for A Shares of another investment portfolio in the Pacific Horizon Family or for like shares of Time Horizon Funds which are sold with a sales load.

                  Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

                  MISCELLANEOUS. Certificates for shares will not be issued.

                  Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

                  A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1997, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in the Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The contingent deferred sales charge with respect to A Shares subject to the Large Purchase Exemption is not charged on involuntary redemptions. The Company will not require a shareholder to redeem shares of the Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

                  If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL
-------

                  The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

                  Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends and interest, and the excess of net short-term capital gain over net long-term capital loss, if any, subject to certain adjustments and excluding the excess of net long-term capital gain for the taxable year over the net short-term capital loss for such year, if any. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income, if any, for each taxable year. To the extent the Fund distributes such income (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

                  The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities) (the "Short-Short Test"). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                  Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held Fund shares and whether such gain is received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to those shares.

                  Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gain is taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of net capital gain over net capital loss). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company when required to do so either that they are subject to backup withholding or that they are "exempt recipients."

OTHER INFORMATION
-----------------

                  Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                  Income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                  The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY
-------------------------------------

                  The directors and officers of the Company, their addresses, and principal occupations during the past five years are:

                                                     Position with
                                                     -------------
Name and Address                          Age        Company                    Principal Occupations
----------------                          ---        -------                    ---------------------

Thomas M. Collins                         62         Director                   Of counsel, law firm of
McDermott & Trayner                                                             McDermott & Trayner;
225 S. Lake Avenue                                                              Partner of the law firm
Suite 410                                                                       of Musick, Peeler & Garrett
Pasadena, CA 91101-3005                                                         (until April, 1993);
                                                                                Chairman of the Board and
                                                                                Trustee, Master Investment
                                                                                Trust, Series I (registered
                                                                                investment company)(since
                                                                                1993); President and Chairman
                                                                                of the Board of Pacific
                                                                                Horizon Funds, Inc. (1982
                                                                                to August 31, 1995); former
                                                                                Trustee, Master Investment
                                                                                Trust, Series II (registered
                                                                                investment company) 1993
                                                                                to October 1996; former
                                                                                Director, Bunker Hill
                                                                                Income Securities, Inc.
                                                                                (registered investment
                                                                                company) through 1991.

Douglas B. Fletcher                       70         Vice Chairman              Chairman of the Board and
Fletcher Capital                                     of the Board               Chief Executive Officer,
Advisors Incorporated                                                           Fletcher Capital Advisor,
4 Upper Newport Plaza                                                           Incorporated, (registered
Suite 100                                                                       investment advisor) 1991 to
Newport Beach, CA 92660-2629                                                    date; Partner, Newport
                                                                                Partners (private venture
                                                                                capital firm), 1981 to date;
                                                                                Chairman of the Board and
                                                                                Chief Executive Officer,
                                                                                First Pacific Advisors, Inc.
                                                                                (registered investment
                                                                                adviser) and seven
                                                                                investment companies under
                                                                                its management, prior to
                                                                                1983; former Allied Member,
                                                                                New York Stock Exchange;
                                                                                Chairman of the Board of
                                                                                FPA Paramount Fund, Inc.
                                                                                through 1984; Director, TIS
                                                                                Mortgage Investment Company
                                                                                (real estate investment
                                                                                trust); Trustee and former
                                                                                Vice Chairman of the Board,
                                                                                Claremont McKenna College;
                                                                                Chartered Financial
                                                                                Analyst.

                                                     Position with
                                                     -------------
Name and Address                          Age        Company                    Principal Occupations
----------------                          ---        -------                    ---------------------


Robert E. Greeley                         64         Director                   Chairman, Page Mill Asset
Page Mill Asset                                                                 Management (a private
Management                                                                      investment company) since
433 California Street                                                           1991; Manager, Corporate
Suite 900                                                                       Investments, Hewlett Packard
San Francisco, CA 94104                                                         Company from 1979 to 1991;
                                                                                Trustee, Master Investment
                                                                                Trust, Series I (since
                                                                                1993); Director, Morgan
                                                                                Grenfell Small Cap Fund
                                                                                (since 1986); former
                                                                                Director, Bunker Hill Income
                                                                                Securities, Inc. (since
                                                                                1989); former Trustee,
                                                                                SunAmerica Fund Group
                                                                                (previously Equitec Siebel
                                                                                Fund Group) from 1984 to
                                                                                1992; former Trustee, Master
                                                                                Investment Trust, Series II
                                                                                from 1993 to October 1996
                                                                                (registered investment
                                                                                companies).

Kermit O. Hanson                          79         Director                   Vice Chairman of the
17760 14th Ave., N.W.                                                           Advisory Board, 1988 to
Shoreline, WA 98177                                                             date, Executive Director,
                                                                                1977 to 1988, Pacific Rim
                                                                                Bankers Program (a
                                                                                non-profit educational
                                                                                institution); Dean Emeritus,
                                                                                1981 to date, Dean, 1964-81,
                                                                                Graduate School of Business
                                                                                Administration, University
                                                                                of Washington; Director,
                                                                                Washington Federal Savings &
                                                                                Loan Association; Trustee,
                                                                                Seafirst Retirement Funds
                                                                                (since 1993) (registered
                                                                                investment company).

Cornelius J. Pings*                       66         Chairman of                President, Association
Association of American                              the Board and              of American Universities,
Universities                                         President                  February 1993 to date;
One DuPont Circle                                                               Provost, 1982 to January
Suite 730                                                                       1993, Senior Vice President
Washington, DC 20036                                                            for Academic Affairs, 1981
                                                                                to January 1993, University
                                                                                of Southern California;
                                                                                Trustee, Master Investment
                                                                                Trust, Series I (since
                                                                                1995); former Trustee,
                                                                                Master Investment Trust,
                                                                                Series II (October 1995 to
                                                                                October 1996).

                                                     Position with
                                                     -------------
Name and Address                          Age        Company                    Principal Occupations
----------------                          ---        -------                    ---------------------

J. David Huber                            49         Executive                  Employee of BISYS Fund
BISYS Fund Services                                  Vice President             Services, Inc., June 1987
3435 Stelzer Road                                                               to present; President of
Columbus, OH 43219                                                              Master Investment Trust,
                                                                                Series I, Master Investment
                                                                                Trust Series II and Seafirs
                                                    t                           Retirement Funds (since
                                                                                1996).


Michael Brascetta                         37         Vice President             Senior Vice President
BISYS Fund Services                                                             of Shareholder Services,
3435 Stelzer Road                                                               BISYS Fund Services, Inc.,
Columbus, OH 43219                                                              April 1996 to present;
                                                                                Employee, The Vanguard
                                                                                Group, 1981 to April 1996.

Irimga McKay                              35         Vice                       Senior Vice President,
1230 Columbia Street                                 President                  July 1993 to date, prior
5th Floor                                                                       thereto First Vice President
La Jolla, CA 92037                                                              of the Administrator and
                                                                                Distributor, November 1988
                                                                                to July 1993; Vice
                                                                                President, Master Investment
                                                                                Trust, Series II and
                                                                                Seafirst Retirement Funds
                                                                                (since 1993); Regional Vice
                                                                                President, Continental
                                                                                Equities, June 1987 to
                                                                                November 1988; Assistant
                                                                                Wholesaler, VMS Realty
                                                                                Partners (a real estate
                                                                                limited partnership), May
                                                                                1986 to June 1987.


Stephanie L. Blaha                        37         Vice                       Director of Client Services
BISYS Fund Services                                  President                  of the Administrator,
3435 Stelzer Road                                                               March 1995 to date, prior
Columbus, OH  43219                                                             thereto Assistant Vice
                                                                                President of the
                                                                                Administrator and
                                                                                Distributor, October 1991 to
                                                                                March 1995; Vice President,
                                                                                Seafirst Retirement Funds,
                                                                                Master Investment Trust,
                                                                                Series I and Master
                                                                                Investment Trust, Series II
                                                                                (since 1996); Account
                                                                                Manager, AT&T American
                                                                                Transtech, Mutual Fund
                                                                                Division, July 1989 to
                                                                                October 1991.

                                                     Position with
                                                     -------------
Name and Address                          Age        Company                    Principal Occupations
----------------                          ---        -------                    ---------------------

Kevin L. Martin                           35         Treasurer                  Vice President, Fund
BISYS Fund Services                                                             Accounting BISYS Fund
3435 Stelzer Road                                                               Services, Inc. February
Columbus, OH  43219                                                             1996 to Present; Treasurer,
                                                                                Seafirst Retirement Funds
                                                                                and Master Investment Trust,
                                                                                Series II (since 1996)
                                                                                Senior Audit Manager, Ernst
                                                                                & Young LLP (1984 to
                                                                                February 1996).


Lisa Ling                                 36         Assistant                  Employee, BISYS Fund
BISYS Fund Services                                  Treasurer                  Services, Inc., November
3435 Stelzer Road                                                               1995 to present; Assistant
Columbus, OH  43219                                                             Treasurer, Master Investment
                                                                                Trust Series II and Seafirst
                                                                                Retirement Funds (since
                                                                                1996); employee, Federated
                                                                                Investors, October 1982 to
                                                                                November 1995.


W. Bruce McConnel, III                    53         Secretary                  Partner of the law firm
1345 Chestnut Street                                                            of Drinker Biddle &
Philadelphia National Bank                                                      Reath.
Building, Suite 1100
Philadelphia, PA 19107

George O. Martinez                        36         Assistant                  Senior Vice President and
BISYS Fund Services                                  Secretary                  Director of Administrative
3435 Stelzer Road                                                               and Regulatory Services,
Columbus, OH  43219                                                             of the Administrator, since
                                                                                April 1995; Assistant
                                                                                Secretary, Seafirst
                                                                                Retirement Funds and Master
                                                                                Investment Trust, Series II
                                                                                (since 1995); prior thereto,
                                                                                Vice President and Associate
                                                                                General Counsel, Alliance
                                                                                Capital Management, L.P.


                                                     Position with
                                                     -------------
Name and Address                          Age        Company                    Principal Occupations
----------------                          ---        -------                    ---------------------

Alaina V. Metz                            28         Assistant                  Chief Administrator,
BISYS Fund Services                                  Secretary                  Administrative and
3435 Stelzer Road                                                               Regulatory Services, BISYS
Columbus, OH 43219                                                              Fund Services, Inc., June
                                                                                1995 to present; Assistant
                                                                                Secretary of Seafirst
                                                                                Retirement Funds (since
                                                                                1996); Supervisor, Mutual
                                                                                Fund Legal Department,
                                                                                Alliance Capital Management,
                                                                                May 1989 to June 1995.



-------------------
* Dr. Pings is an "interested director" of the Company as defined in the 1940 Act.

                  The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Hanson. The Board does not have an Executive Committee.

                  Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in recognition of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. The Fund, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

                  For the fiscal year ended February 29, 1996, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $388,155; none of this amount was allocated to the Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

                  Under a retirement plan approved by the Board, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director served as Chairman of the Board.

                  Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

                  In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

                  In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter). On August 31, 1996, Dr. Kenneth L. Trefftzs retired from the Board of Directors. In honor of his years of service to the Company, the Board of Directors designated Dr. Trefftzs as a "director emeritus" of the Company. Additionally, in recognition of Dr. Trefftzs' years of service to the Company prior to March 1, 1994 as director and Chairman of the Company's Audit Committee, the Board of Directors, including a majority of the directors who are not "interested persons" of the Company, authorized a single sum cash payment retirement benefit of $60,000 payable January 1, 1997.

                  The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

                  The following chart provides certain information for the fiscal year ended February 29, 1996 about the fees received by directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex:

======================================================================================================
                                                                                      TOTAL
                                                                                   COMPENSATION
                                                 PENSION OR                            FROM
                                                 RETIREMENT        ESTIMATED        REGISTRANT
                                 AGGREGATE        BENEFITS           ANNUAL          AND FUND
                               COMPENSATION      ACCRUED AS         BENEFITS        COMPLEX**
        NAME OF PERSON/          FROM THE       PART OF FUND          UPON           PAID TO
            POSITION              COMPANY        EXPENSES*         RETIREMENT       DIRECTORS
------------------------------------------------------------------------------------------------------
Thomas M. Collins                 $76,215            $0                $0             $85,000
Director+
------------------------------------------------------------------------------------------------------
Douglas B. Fletcher               $28,555            $0                $0             $29,055
Vice Chairman of
the Board
------------------------------------------------------------------------------------------------------
Robert E. Greeley                 $31,395            $0                $0             $44,055
Director
------------------------------------------------------------------------------------------------------
Kermit O. Hanson                  $27,485            $0                $0             $32,055
Director
------------------------------------------------------------------------------------------------------
Cornelius J. Pings                $29,555            $0                $0             $30,055
President and
Chairman of the
Board++
------------------------------------------------------------------------------------------------------
Kenneth L. Trefftzs               $28,555            $0                $0             $29,055
Director+++
======================================================================================================
------------------------------

* For the fiscal year ended February 29, 1996, the Company accrued on the part of all of the directors an aggregate of $65,739 in retirement benefits.
** The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Investment Trust, Series I, Master Investment Trust, Series II, Time Horizon Funds and World Horizon Funds.
+ Mr. Collins was President and Chairman of the Board of the Company until August 31, 1995.
++ Dr. Pings became President and Chairman of the Board of the Company effective September 1, 1995. At February 29, 1996, $10,000, $3,500 and $3,500 in deferred compensation was payable to Dr. Pings for services as President of the Company, trustee of Master Investment Trust, Series I and Master Investment Trust, Series II, respectively.
+++      Dr. Trefftzs retired from the Board of the Company on August 31, 1996.


INVESTMENT ADVISER
------------------

                  Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations. In the Investment Advisory Agreement with the Company, Bank of America has agreed to provide investment advisory services as described in the Prospectus.

Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Fund. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the Investment Advisory Agreement provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

                  For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the Fund. The fees payable to Bank of America are not subject to reduction as the value of the Fund's net assets increases. From time to time, Bank of America may prospectively waive fees or reimburse the Fund for expenses voluntarily or as required by certain state securities laws. See "Management -- Administrator" for instances where Bank of America is required to make expense reimbursements to the Fund.

                  The Investment Advisory Agreement between Bank of America and the Company will be in effect until October 31, 1997, and will continue in effect from year to year thereafter only so long as such continuation is approved at least annually by (i) the Board of Directors of the Company or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund, and (ii) a majority of those directors of the Company who are not "interested persons," as defined in the 1940 Act, of any party to the Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Investment Advisory Agreement is terminable with respect to the Fund at any time without penalty upon 60 days' written notice by the Board of Directors of the Company, by vote of the holders of a majority of the Fund's outstanding voting securities, or by Bank of America.

                  The Investment Advisory Agreement provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION
-----------------------------------------------

                  The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board of Governors") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

                  Bank of America believes that if the questions were properly presented, a court should hold that Bank of America may perform the services for the Fund contemplated by the Investment Advisory Agreement, the Prospectus, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Fund or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass Steagall Act in connection with the Fund's

Shareholder Service Plan, see "Plan Payments" in the Fund's Prospectus.)

                  On the other hand, as described herein, the Fund is currently distributed by Concord Financial Group, Inc. The BISYS Group, Inc., its parent, provides the Fund with administrative services. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by The BISYS Group, Inc. or Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by The BISYS Group, Inc. or Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

ADMINISTRATOR
-------------

                  The BISYS Group, Inc. through its wholly-owned subsidiary BISYS Fund Services, L.P. (the "Administrator" or "BISYS"), with offices at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219, respectively, serves as administrator. The Administrator also serves as administrator to several other investment companies. Prior to November 1, 1996, Concord Holding Corporation, an indirect wholly-owned subsidiary of BISYS served as the Fund's Administrator.

                  The Administrator provides administrative services to the Fund as described in the Fund's Prospectus pursuant to the Administration Agreement for the Fund. The Company's Administration Agreement will continue in effect until October 31, 1997 and thereafter will be extended for successive periods of one year, provided that each such extension is specifically approved by (a) a vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The agreement is terminable at any time without penalty by the Company's Board of Directors or by a vote of a majority of the outstanding securities upon 60 days' notice to the Administrator, or by the Administrator upon 90 days' notice to the Company.

                  The Company has agreed to pay the Administrator a fee for its services as administrator, accrued daily and payable monthly, at the annual rate of 0.20% of the average daily net assets of the Fund. The fees payable to the Administrator are not subject to reduction as the value of the Fund's net assets increases. From time to time, the Administrator may waive fees or reimburse the Fund for expenses, either voluntarily or as required by certain state securities laws.

                  If total expenses borne (directly or indirectly) by the Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company may deduct from the payments to be made with respect to the Fund, to Bank of America and the Administrator, respectively, or Bank of America and the Administrator each will bear, the amount of such excess to the extent required by such regulations in proportion to the fee otherwise payable for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. During the course of the Company's fiscal year, the Administrator and Bank of America may prospectively waive payment of fees and/or assume certain expenses of the Fund as a result of competitive pressures and in order to preserve and protect the business and reputation of the Administrator and Bank of America. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

                  The Administrator will bear all expenses in connection with the performance of its services under the Administration Agreement with the exception of the fees charged by PFPC Inc. ("PFPC") for certain fund accounting services which are borne by the Fund. See "GENERAL INFORMATION--Custodian, Accounting Agent and Transfer Agent" below.

                  The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

DISTRIBUTOR AND PLAN PAYMENTS
-----------------------------

                  Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc., acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares although it is not obliged to sell any particular amount of shares. The distribution agreement shall continue in effect with respect to the Fund until October 31, 1997. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually by (a) a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund as to which the distribution agreement is effective; PROVIDED, HOWEVER, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

                  THE SHAREHOLDER SERVICES PLAN. In addition to the sales loads described above, the Distributor is entitled to payment by the Company for certain shareholder servicing expenses in addition to the sales loads on A Shares described above and in the Prospectus under the Shareholder Services Plan (the "Plan") adopted by the Company for its A Shares. Under the Plan for A Shares, the Company pays the Distributor, with respect to the Fund, for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

                  Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Fund on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

                  The Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding 0.25% of the average daily net assets of the A Shares of the Fund during such month for shareholder servicing expenses. The calculation of the Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of the Fund must be in payment for expenses incurred on behalf of the Fund.

                  If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under the Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

                  Payments for shareholder service expenses under the Plan are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Plan, the Distributor provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plan provides that the selection and nomination of the directors of the Company who are not "interested persons" thereof have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Plan (or related servicing agreements) (the "Non-Interested Plan Directors").

                  The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of A Shares. These fees would be in addition to any amounts which might be received under the Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

                  The Company's Board of Directors has concluded that the Plan will benefit the Fund and its A shareholders. The Plan is subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to the Fund by a vote of a majority of such Directors or by vote of the holders of a majority of the A Shares of the Fund. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the A Shares of the Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.


                             PERFORMANCE INFORMATION

YIELD AND TOTAL RETURN
----------------------

                  From time to time, the yield and the total return of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the investment adviser may enter into alliances with retirement plan sponsors, including The Legend Group, and the Fund may in its advertisements and sales literature include a discussion of certain attributes and benefits to be derived from its relationship with such retirement plan sponsors. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling (800) 346-2087.

                  YIELD CALCULATIONS. The yield for the respective share classes of the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales load of an A Share) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                                        a-b
                           Yield = 2 [(----- + 1)to the 6th power - 1]
                                        cd

         Where:      a = dividends and interest earned during the period.

                     b = expenses accrued for the period (net of
                         reimbursements).

                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends.

                     d = maximum offering price per share on the last day of the period.

                  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

                  Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund on A Shares -- currently 4.50% of the per share offering price.

                  TOTAL RETURN CALCULATIONS. The Fund computes its average annual total returns separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                                      ERV  to the 1/nth power
                                               T = [(-----)  - 1]
                                                       P

                         Where:  T  =  average annual total return.

                               ERV  =  ending redeemable value at the end
                                       of the period covered by the
                                       computation of a hypothetical $1,000
                                       payment made at the beginning of the
                                       period.

                                 P  =  hypothetical initial payment of $1,000.

                                 n  =  period covered by the computation,
                                       expressed in terms of years.

                  The Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                                                  ERV
                                      aggregate total return = [(----- - 1)]
                                                                   P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales load charged in connection with the purchase of A Shares.

                  Based on the foregoing calculations, the aggregate total return for the A Shares of the Fund for the period from August 2, 1996 (commencement of operations) through August 31, 1996 was (4.24)%.

                  The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES
---------------------

                  The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Company's Charter authorizes the Board of Directors to issue up to two hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock, Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class U represents interests in the A Shares of the Fund, Class U -- Special Series 3 represents interests in the B Shares of the Fund and Class U -- Special Series 5 represents interests in the K Shares of the Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

                  Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of each of the Company's funds in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

                  Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT
----------------------------------------------

                  PNC Bank, National Association ("PNC"), Broad and Chestnut Streets, Philadelphia, PA 19101 has been appointed custodian for the Fund. PFPC provides the Fund with certain accounting services pursuant to a Fund Accounting Services Agreement with the Administrator. Both PFPC, which is located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809, and PNC are wholly owned subsidiaries of PNC Bancorp, Inc., a bank holding company. Pursuant to the Fund Accounting Services Agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividends and distribution calculation services with respect to the Fund. The monthly fees charged by PFPC under the Fund Accounting Agreement are borne by the Fund. As custodian, PNC maintains a separate account or accounts in the name of the Fund, holds and disburses portfolio securities, makes receipts and disbursements of money, collects and receives income and other payments and distributions on account of portfolio securities, responds to correspondence from security brokers and others relating to their respective duties and makes periodic reports concerning their duties.

                  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 serves as transfer and dividend disbursing agent for the Fund. BISYS Fund Services, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc., and an affiliate of the Administrator and Distributor. For its services as transfer and dividend disbursing agent for the Fund, the Fund pays BISYS Fund Services, Inc. a fee at the annual rate of $17.75 per open account and $3 per closed account with a minimum annual fee of $10,000 per year. BISYS Fund Services, Inc. is also reimbursed for out-of-pocket expenses.

COUNSEL
-------

                  Drinker Biddle & Reath (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.

INDEPENDENT ACCOUNTANTS
-----------------------

                  Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent accountants for the fiscal period ended February 28, 1997.

REPORTS
-------

                  Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations, and annual financial statements together with the reports of the independent accountants of the Fund.

MISCELLANEOUS
-------------

                  As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of the Fund or a particular class of shares means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or class of shares, or (b) 67% of the shares of the Fund or class of shares present at a meeting at which more than 50% of the outstanding shares of the Fund or class of shares are represented in person or by proxy.

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Only Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 126,915,035.89 shares (58.20%); BA
Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 68,598.778.77 shares (31.46%); and Hare & Co., Bank of New York and Short-Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 13,226,723.61 shares (6.07%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn:
Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 41,122,167.83 shares (21.40%); Comcare, Inc., 4001 North Third Street,
Suite 120, Phoenix, AZ

85012, 13,816.969.71 shares (7.20%); and Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 43,115,349.41 shares (22.41%).


                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Shares of the Treasury Only Fund were as follows: Centinela Healthcare Foundation, c/o Allan C. Shubin, City of Hope, 1500 East Duarte, Duarte, CA 91010, 1,912,695.64 shares (5.67%); Bank of America Illinois/Treas Slam, Attn:
Jewel James, 231 LaSalle Street, Chicago, IL 60697, 5,196,437.50 shares (15.41%); Bank of America NT&SA TTEE/Cus, Attn: Common Trust Funds Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 13,973,087.38
shares (41.44%); Cable Design Technologies, Inc., Attn: Ken Hale, Foster Plaza 7, 661 Anderson Drive, Pittsburgh, PA 15220 3,686,462.62 shares (10.93%); and City and County of San Francisco, Mayor's Office of Community Development
(MOCD), Attn: Priscilla Watts, 25 Van Ness Avenue, Suite 700, San Francisco, CA 94102, 8,029,482.67 shares (23.81%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: Bank of America NT&SA TTEE/Cus, Attn: Common Trust Funds Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 37,600,696.83 shares (19.54%); and
BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 32,306,705.83 shares (16.79%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: Hare & Co., Bank of New York and Short Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 107,055,740.91 shares (21.56%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 202,977,365.10 shares (40.87%); Hellman & Friedman Capital Partners III, Limited Partnership, 1 Maritime Plaza, 12th Floor, San Francisco, CA 94111, 30,252,068.66 shares (6.09%) and VAR & Co., Attn: Linda Frintz, 180 E.
5th Street, 4th Floor, St. Paul, MN 55101, 93,131,870.00 shares (8.75%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300,

Pittsburgh, PA 15222, 178,639.074.83 shares (12.38%); and BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 483,752,664.42 shares (33.51%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Shares of the Treasury Fund were as follows: Bank of America NT&SA, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 244,930,192.81 shares (38.82%); Central
Garden & Pet Company, Attn: Lewis R. Volls, 3697 Mt. Diablo Blvd. #310, Lafayette, CA 94549, 54,646,103.60 shares (8.66%); Hare & co., c/o Bank of New York, Attn: Frank Notaro Spec. Proc. Dep., One Wall Street, 5th Floor, New York, NY 10286, 85,587,252.27 shares (13.57%); and Raymond Hickey as Trustee for Raymond Hickey Revocable Trust as Amended, 703 Broadway, Suite 600, Vancouver, WA 98660, 40,407,107.11 shares (6.40%).

                  At January 16, 1977, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: BofA Nevada Southern Comm. Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 151,223,491.86 shares (10.48%); Security Pacific Cash Management, c/o Bank of America-GPO M/C 5533, Attn: Regina Olsen, 1850 Gateway Boulevard, Concord, CA 94520, 166,890,200.00 shares (11.56%); Bank of America FM&TS Operat CA, Attn:
Common Trust Funds Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 270,479,864.52 shares (18.74%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Treasury Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 3,532,607.80 shares (99.97%);

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 67,476,016.22 shares (40.33%); BA Securities,
Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 51,958,875.16 shares (31.06%); Hare & Co., Bank of New York and Short Term Investment Funds, Attn:
Bimal Saha, One Wall Street, New York, NY 10286, 11,242,817.21 shares (6.72%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Government

Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 47,936.871.20 shares (16.12%); Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services,Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 42,391,382.81 (14.25%); Viejas Bond of Kumeyaay Indians, a Federally recognized Indian tribe, 5000 Willows Road, Alpine, CA 91901, 17,823,280.06 share (5.99%); Good Health Plan of WA, Attn:
Linda Lam Ha, 1501 4th Avenue, Suite 500, Seattle, WA 98101 15,252,859.49 shares (5.13%); Lone Star Northwest, Inc., Attn: Krisky Vasquez, P.O. Box 1730, Seattle, WA 98111, 15,730,448.71 shares (5.29%); and Providence Healthcare Attn:
Linda Lam Ha, 1501 4th Avenue, Suite 500, Seattle, WA 98101-1621, 15,004,725.82
shares (5.05%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Shares of the Government Fund were as follows: Sunquest Information Systems, Inc., Attn: Trena Couch, 1407 Eisenhower Boulevard, Johnstown, PA 15904-3217, 28,582,372.49 shares (40.21%); First Trust, NA as Escrow Agent, fbo
Kaiser Aluminum & Chemical Corp. Dept. of Labor, AC# 98925410, P.O. Box 64010, St. Paul, MN 55164-0010, 7,198,000.00 shares (10.13%); San Diego Regional
Transport Com, Attn: Andre Douzdjian, 401 B Street, San Diego, CA 92101, 8,524,973.33 shares (12.00%); Skinner Corporation, Attn: Debbie Sokvilne, 1326 Fifth Avenue, Ste. 711, Seattle, WA 98101, 5,081,286.67 shares (7.15%); and
Imperial Thrift and Loan Assoc., Attn: Steve Cooper, 700 N. Central Avenue, Suite 600, Glendale, CA 91203, 8,304,781.65 shares (11.69%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Bank of America NT&SA, Financial Management & Trust Services, Attn: Common Trust Funds Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 42,932,778.28 shares (14.44%); and BofA Nevada Southern Comm. Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 39,962,243.73 shares (13.44%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 1,518,412,454.25 shares (51.12%); and BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 345,369,548.92 shares (11.63%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Shares of the Prime Fund were as follows: Bank of America NT&SA, The Private Bank, Attn: Common Trust Funds Unit 38329, Terminal Annex, Los Angeles, CA 90051- 1577, 601,768,725.22 shares (34.13%); Hare & Co., c/o The Bank of New
York, Attn: Frank Notaro Spec. Prec. Dep., One Wall Street, 5th Floor, New York, NY 10286, 112,025,304.13 shares (6.35%); and Williams-Sonoma, Inc., Attn: Anne Willis, 100 North Point St., San Francisco, CA 94133, 95,846,682.04 shares (5.44%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: Bank of America NT&SA Financial Management & Trust Securities, Attn: Common Trust Funds Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 774,557,020.40
shares (26.08%); BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 215,048,397.20 shares (7.24%); and Security Pacific Cash Management, c/o Bank of America-GPO M/C 5533,
Attn: Regina Olsen, 1850 Gateway Blvd., Concord, CA 94520, 623,555,100.00 shares (20.99%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Prime Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 182,122,939.79 shares (99.93%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 70,078,022.430 shares (86.13%); BA
Securities, Inc., 185 Berry Street, San Francisco, CA 94107, 8,946,080.940 shares (11.00%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 127,407,819.400 shares (75.58%); and BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 25,509,587,090 shares (15.13%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owenrs more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America NT&SA, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 277,671,104.36 shares (98.02%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Service Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry St., 3rd Floor, Unit 7852, San Francisco, CA 94107, 24,291,230.92 shares (14.41%); and Bank of
America FM&TS Oper. CA, Attn: Common Trust Funds Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1571, 127,407,819.40 shares (75.58%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows:
BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 199,716,452.460 shares (41.24%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 270,828,273.620 shares (55.93%).

                  At January 16, 1997, the name, address and share ownership of the entities which held as beneficial owners more than 5% of the outstanding Horizon Service Shares of the California Tax-Exempt Money Market Fund were as follows: BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry St., 3rd Floor, Unit 7852, San Francisco, CA 94107, 109,455,388.64 shares (23.81%); and
Bank of America NT&SA TTEE/Cus, Attn: Common Trust Funds Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 198,047,795.49 shares
(43.09%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the California Tax-Exempt Money Market Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 23,643,642.410 shares (100%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding A Shares of the Corporate Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051 ,251,255.44 shares (12.34%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Corporate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 11,694.177 shares (99.44%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc., fbo 421981352, 185 Berry Street, 3rd Floor 2640, San Francisco, CA 94104, 79,473.387 shares (5.34%); and BA Investment Services, Inc., fbo 405084421, 555 California Street, 4th Floor 2640, San Francisco, CA 94104, 90,141.644 shares (6.06%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the National Municipal Bond Fund were as follows: BISYS Fund Services, Inc., 3435 Stelzer Road, Suite 100, Columbus, Ohio 43219, 102.732 shares (100%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the International Equity Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 216,572,540 shares (15.56%); and PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 406,657,130 shares (29.22%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 417,172.137 shares (29.98%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the International Equity Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 10,729.796 shares (99.06%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Aggressive Growth Fund were as follows: Charles Schwabb & Co., Inc., Reinvest Account, Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104, 664,279.549 shares (6.30%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Aggressive Growth Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 11,482.539 shares (99.53%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Intermediate Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 934,163.859 shares (41.55%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Intermediate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 33,424.373 shares (99.68%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Blue Chip Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 437,870.491 shares (7.65%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Blue Chip Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 41,926.034 shares (99.88%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Capital Income Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 31,671.008 shares (94.91%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the California Tax-Exempt Bond Fund were as follows: BISYS Fund Services, Inc., Attn: Regulation and Compliance Department, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, 141.651 shares (100%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 36,492.589 shares (99.83%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the U.S. Government Securities Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 21,757.224 shares (99.50%).

                  At January 17, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Short-Term Government Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 1,273,707.695 shares (96.07%).

                  At such dates, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

                  The Prospectus relating to the Fund and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                              FINANCIAL STATEMENTS

                  The financial statements and notes thereto in the Semi-Annual Report for the Fund for the period August 2, 1996 (commencement of operations) through August 31, 1996 are incorporated in this Statement of Additional Information by reference. No other parts of the Semi-Annual Report are incorporated by referenced herein.

                                   APPENDIX A


                  As stated in the Prospectus, the Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.       INTEREST RATE FUTURES CONTRACTS
         -------------------------------

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLES OF FUTURES CONTRACT SALE. The Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLES OF FUTURES CONTRACT PURCHASE. The Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

                  The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS
     ---------------

                  Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS
      ------------------------------------------

                  There are several risks in connection with the use of futures in the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                  Successful use of futures by the Fund is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.   OPTIONS ON FUTURES CONTRACTS
      ----------------------------

                  The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

V.  OTHER HEDGING TRANSACTIONS
    --------------------------

                  The Fund presently intends to use interest rate futures contracts in connection with its hedging activities. Nevertheless, the Fund is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund's hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

VI.  ACCOUNTING AND TAX TREATMENT
     ----------------------------

                  Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts and options on futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

                  Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities).

                  With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the Short-Short test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.


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